                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      THE CENTRAL EUROPEAN VALUE FUND, INC.
                      -------------------------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
                                       ---
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[ X ]    No fee required

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)   Title of each class of securities to which transaction applies:



         2)   Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4)   Proposed maximum aggregate value of transaction:

5)       Total fee paid:




[   ]    Fee paid previously with preliminary materials:

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:




         2)   Form, Schedule or Registration Statement No.:




         3)   Filing Party:




         4)   Date Filed:

                             FOR THE INFORMATION OF
                     THE SECURITIES AND EXCHANGE COMMISSION

                      THE CENTRAL EUROPEAN VALUE FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

The Annual Meeting of Stockholders of The Central European Value Fund, Inc. (the "Fund") will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York on Tuesday, June 27, 2000, at 9:30 a.m., for the following purposes:

1. To elect two (2) directors for the Fund to hold office until their successors are duly elected and qualified. (Proposal 1).

2. To approve a new investment advisory agreement between Clemente Capital, Inc. and the Fund. (Proposal 2).

3. To approve certain modifications to the Fund's investment policies, which, if approved, will have the effect of broadening the scope of the Fund's investment strategies from one of investing primarily in securities of "Central European Issuers", to one of investing primarily in the securities of "U.S. and non-U.S. Issuers." (Proposals 3(a) and 3(b)).

4. To approve an amendment to the Fund's charter to change the name of the Fund to the "Cornerstone Strategic Return Fund." (Proposal 4).

5. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2000. (Proposal 5)

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 5, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

Copies of the Fund's annual report are available free of charge to any stockholder. Reports may be ordered by writing Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019 or calling (800) 937-5449.

                                            By Order of the Board of Directors,

                                            William Clark
                                            Secretary

Dated May __, 2000

To avoid unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


                                                              Valid Signature
                                                              ---------------

Corporate Accounts

(1) ABC Corp..................................................ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp..................................................John Doe, Treasurer
(3) ABC Corp.
         c/o John Doe, Treasurer..............................John Doe
(4) ABC Corp. Profit Sharing Plan.............................John Doe, Trustee

Trust Accounts

(1) ABC Trust.................................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d/ 12/28/78..........................................Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA............................John B. Smith
(2) John B. Smith.............................................John B. Smith, Jr., Executor

                      THE CENTRAL EUROPEAN VALUE FUND, INC.
                              152 West 57th Street
                            New York, New York 10019
                            ------------------------
                                 PROXY STATEMENT

                                       for

                         ANNUAL MEETING OF STOCKHOLDERS
                            to be held June 27, 2000
                            ------------------------
                               GENERAL INFORMATION

PROXY STATEMENT

The Board of Directors of the Fund solicits the proxies of the holders of the Fund's Common Stock for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on June 27, 2000, at 9:30 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May __, 2000. Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Annual Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors, FOR the approval of the investment advisory agreement between Clemente Capital, Inc. and the Fund, FOR the approval of certain modifications to the Fund's investment policies, which will have the effect of broadening the scope of the Fund's investment strategies from one of investing primarily in securities of "Central European Issuers", to one of investing primarily in the securities of "U.S. and non-U.S. Issuers", FOR the approval of an amendment to the Fund's charter to change the name of the Fund to the "Cornerstone Strategic Return Fund", FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2000, and FOR any other matters that may properly come before the meeting.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any proposal. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of capital stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes are shares held in the name of the broker or nominee for which an executed proxy is received by the Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, facsimile or personal interview. In addition, the Fund has engaged the services of Georgeson & Company Inc., a professional proxy solicitation firm, to solicit proxies from its stockholders. The agreement between the parties provides for solicitation services at an estimated cost of $6,000, plus expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's Common Stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's Common Stock.

Only holders of issued and outstanding shares of the Fund's Common Stock of record at the close of business on May 5, 2000 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of Common Stock so held. The number of shares of Common Stock outstanding on May 5, 2000 was ________________. The Fund is a closed-end management investment company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two (2) Class II Directors to hold office until the year 2003 annual meeting of stockholders or thereafter until each of their successors is duly elected and qualified. The term of office of the Class III Directors, Messrs. Scott B. Rogers and Ralph Bradshaw expires at the next annual meeting of stockholders in 2001 and the term of office of the Class I Directors, Messrs. Edwin Meese, III, Gary A. Bentz and Glenn W. Wilcox, Sr. expires at the annual meeting of stockholders in 2002, or thereafter in each case until their successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

At its March 21, 2000 meeting, the Board of Directors nominated William Clark and Andrew Strauss to serve as Class II Directors and to accept the resignation of Stephen J. Treadway, the former President of the Fund and Class II Director of the Board, and an affiliate of PIMCO Advisors L.P. ("PIMCO"). Mr. Treadway's resignation followed the announcement by the Fund on March 21, 2000, that, after a series of discussions with PIMCO, the then Fund's investment manager and administrator, and OpCap Advisors, the Fund's then investment adviser, the parties had mutually agreed to discontinue management and advisory relationships effective March 31, 2000. On March 22, 2000, Mr. Ron Olin notified the Board of Directors that he had decided to resign from the Board of Directors, effective immediately. Mr. Olin's resignation was accepted by the Board. The Board then elected to resign the seats on the Board occupied by Messrs. Olin and Treadway and reduced the size of the Board to seven (7) from nine (9).

At the Meeting, stockholders will be asked to elect William Clark and Andrew Strauss as Class II Directors to serve until the year 2003 or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until their successors are duly elected and qualified.

The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of William Clark and Andrew Strauss. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table sets forth the ages and principal occupations of each of the nominees for election as Class II Directors, and the number of shares of Common Stock of the Fund beneficially owned by each of them, directly or indirectly:

                                    NOMINEES

Class II Director Nominees Serving until Year 2003 Annual Meeting of
Stockholders:


                                                                                            Shares of Common Stock
                                                                                             Beneficially Owned as
                                Director                       Principal Occupation                   of
      Name and Address           Since         Age            During Past Five Years            May 5, 2000(A)
----------------------          --------       ---      ---------------------------------   ------------------------

William Clark*                    1999          54      Consultant to Deep Discount                  2,600
One West Pack Square                                    Advisors, Inc., an investment
Suite 777                                               advisory firm; Director of The
Asheville, NC  28801                                    Austria Fund, Inc., The Portugal
                                                        Fund, Inc. and Clemente Strategic
                                                        Value Fund, Inc.

Andrew Strauss                    1999          45      Attorney and senior member of                2,600
77 Central Avenue                                       Strauss & Associates, P.A.,
Suite F                                                 attorneys,  Asheville, N.C.;
Asheville, NC  28801                                    previous President of White
                                                        Knight Healthcare, Inc. and LMV
                                                        Leasing, Inc., a wholly owned
                                                        subsidiary of Xerox Credit
                                                        corporation; Director of The
                                                        Portugal Fund, Inc. and Clemente
                                                        Strategic Value Fund, Inc.

                          REMAINING BOARD OF DIRECTORS

The following tables set forth the ages and principal occupations of each of the remaining Directors of the Fund, and the number of shares of Common Stock of the Fund beneficially owned by them, directly or indirectly, as of May 5, 2000:

Class I Director serving until Year 2002 Annual Meeting of Stockholders:



                                                                                                    Shares of Common
                                                                                                   Stock Beneficially
                                                                                                    Owned Directly or
                                          Principal Occupation                Director            Indirectly on May 5,
          Director                          Over Last 5 Years                  Since       Age          2000 (A)
--------------------------     --------------------------------------------   --------     ---    ---------------------

Edwin Meese, III               Distinguished Fellow, The Heritage Foundation,  1999        68                0
                               Washington, DC; Distinguished Visiting Fellow
                               at the Hoover Institution, Stanford University;
                               Distinguished Senior Fellow at the Institute
                               of United States Studies, University of London.
                               Formerly U.S. Attorney General under
                               President Ronald Reagan; Chairman
                               of the Domestic Policy Council and the National
                               Drug Policy Board and a member of the National
                               Security Council.

Gary A. Bentz*                 Chief  Financial   Officer  and  Treasurer,     1999        43            4,800
                               Deep  Discount  Advisors,  Inc.;  Director,
                               The  Austria  Fund and  Clemente  Strategic
                               Value Fund, Inc

Glenn W. Wilcox, Sr.           Chairman  of the Board and Chief  Executive     1999        67                0
                               Officer of Wilcox Travel Agency;  Director,
                               Champion Industries,  Inc.;  Chairman,  the
                               Board of Blue  Ridge  Printing  Co.,  Inc.;
                               Chairman,    Tower    Associates,     Inc.;
                               Director,  Asheville  Chamber of  Commerce;
                               Vice  Chairman,  the  Board of First  Union
                               National Bank;  Trustee,  Appalachian State
                               University;   Trustee  and  Director,  Mars
                               Hill  College;  Director  of  The  Portugal
                               Fund,  Inc.  and Clemente  Strategic  Value
                               Fund, Inc

Class III Director serving until Year 2001 Annual Meeting of Stockholders:


                                                                                                   Shares of Common
                                                                                                  Stock Beneficially
                                                                                                   Owned Directly or
                                          Principal Occupation               Director              Indirectly on May
          Director                          Over Last 5 Years                  Since       Age        5, 2000 (A)
--------------------------     --------------------------------------------   --------     ---    ---------------------

Ralph W. Bradshaw*             Consultant to Deep Discount Advisors,           1999        49             800
                               Inc.; Director of Clemente Strategic Value
                               Fund, Inc., The Austria Fund, Inc., The
                               Portugal Fund, Inc. and Clemente Strategic
                               Value Fund, Inc.

Scott B. Rogers                Chief Executive Officer, Asheville              1999        44             -0-
                               Buncombe Community Christian Ministry;
                               President, ABCCM Doctor's Medical Clinic;
                               Director, National Urban Strategy Commission;
                               Director, Southeastern Jurisdiction Urban
                               Networkers; Director, Asheville Area Red Cross;
                               Appointee, NC Governor's Commission on Welfare to
                               Work; Chairman, Recycling Unlimited; Director,
                               Interdenominational Ministerial Alliance;
                               Director, The Portugal Fund, Inc. and Clemente
                               Strategic Value Fund, Inc.

--------------------

* May be deemed to be an "interested person" as defined in the Investment Company Act of 1940 ("1940 Act").

(A) Each director has sole voting and investment power with respect to the listed shares.

In addition to Messrs. Bentz (Treasurer), Bradshaw (Chairman), and Clark (Secretary), Leopoldo M. Clemente, Jr. was elected President of the Fund at the Board's March 21, 2000 meeting. Certain biographical information about Mr. Clemente, including his age and principal occupations during the past five years and the number of shares of Common Stock of the Fund beneficially owned by him, directly or indirectly, as of May 5, 2000. Each of the executive officers serves at the pleasure of the Board of Directors.



                                                                                                  Shares of Common
                                                                                                 Stock Beneficially
                                                           Principal Occupation                      Owned as of
         Name and Address             Age                 During Past Five Years                   May 5, 2000(A)
-------------------------------       ---   --------------------------------------------------   -------------------

Leopoldo M. Clemente, Jr.             61    President of the Fund since March 21,2000;                  2,600
152 West 57th Street                        President of Clemente Strategic Value Fund, Inc.
New York, NY  10019                         and President of Clemente Capital Inc. since
                                            January 1989; Director of The First Philippine
                                            Fund Inc. and Philippine Strategic Investment
                                            (Holdings) Limited.



Audit Committee

The Fund's Audit Committee is currently composed of Messrs. Wilcox, Strauss, Meese and Rogers. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the period January 1, 2000 through March 31, 2000. The Fund has no nominating or compensation committees.

During the fiscal period January 1, 2000 through March 31, 2000, the Board of Directors met one time. During the period when he was a director, each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he was eligible.

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting, information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the approximate compensation paid during the year ended December 31, 1999, to each director of the Fund. No remuneration was paid to any Director by any other investment companies advised by PIMCO Advisors or OpCap during that period. Certain of the Directors received compensation for serving as a director of Clemente Strategic Value Fund, Inc. which is also advised by Clemente Capital, Inc. Please note that the Fund does not provide any pension or retirement benefits to Directors.



                                                                                    Total Compensation
                                                                  Aggregate          From Other Funds
                                                              Compensation Form    Advised by Clemente
          Name of Director               Director Since         Fund for 1999         Capital, Inc.       Total Compensation
-----------------------------------      --------------     --------------------  ---------------------  --------------------
Ralph W. Bradshaw                                 1999                $4,050       $10,500               $14,550
Gary A. Bentz                                     1999                $1,702       $10,000               $11,702
Glenn W. Wilcox, Sr.                              1999                $1,702       $0                    $ 1,702
William A. Clark                                  1999                $1,702       $4,166                $ 5,868
Andrew Strauss                                    1999                $1,702       $0                    $ 1,702
Edwin Meese, III                                  1999                $  934       $0                    $   934
Scott B. Rogers                                   1999                $  934       $                     $   934

-------------------------------------------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, the Fund's investment advisers and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment advisers and their respective directors and officers have complied with applicable filing requirements during the year ended December 31, 1999.

           THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE
          "FOR" THE ELECTION OF WILLIAM A. CLARK AND ANDREW STRAUSS AS
                         CLASS II DIRECTORS OF THE FUND.

Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be considered votes cast, and do not affect the plurality vote required for Directors.

                                   PROPOSAL 2

  CONSIDERATION OF THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN
                      THE FUND AND CLEMENTE CAPITAL, INC.

Clemente Capital, Inc. ("Clemente Capital") currently serves as interim investment manager to the Fund subject to stockholder approval, pursuant to an investment management agreement with the Fund dated April 1, 2000 (the "Clemente Agreement"). The Board of Directors unanimously approved the Clemente Agreement at a meeting of the Board of Directors duly held on March 21, 2000 and hereby submits the Clemente Agreement to the stockholders for their consideration and approval. Clemente, which has its principal office at 152 West 57th Street, New York, New York 10019, provides investment advisory services to partnerships and investment companies worldwide and currently manages in excess of $200 million in assets of closed-end investment companies. A copy of the Clemente Agreement is attached hereto as Appendix A.

At a meeting held on March 21, 2000, the Board of Directors voted unanimously to accept the resignation and terminate the (i) Investment Management Agreement ("PIMCO Agreement") between the Fund and PIMCO Advisors L.P. ("PIMCO Advisors"), the Fund's investment manager and administrator, and (ii) the Investment Advisory Agreement ("OpCap Agreement") among the Fund, PIMCO Advisors and OpCap Advisors ("OpCap"), a subsidiary of PIMCO Advisors, which then served as investment adviser to the Fund. In connection with the termination of the Fund's management and advisory relationships with PIMCO Advisors and OpCap as stated above, Stephen J. Treadway, who is affiliated with PIMCO Advisors and OpCap, resigned as President and Director of the Fund, effective March 31, 2000.

The Board's decision to accept the resignation and terminate the PIMCO Agreement followed a series of discussions with PIMCO and OpCap after which the parties mutually agreed to discontinue management and advisory relationships effective March 31, 2000. PIMCO's agreement to the termination of the management and advisory relationships with the Fund is consistent with PIMCO's strategic plans and was driven from its desire to allocate resources to other business lines. Similarly, the Fund's agreement to the termination of the management and advisory relationships with the Fund is consistent with the Board's determination to modify certain fundamental investment policies of the Fund and that it would be in the best interests of the Fund and its stockholders to pursue the management and advisory services needed to implement these modifications from alternative sources.

The Fund's stockholders most recently approved the PIMCO Agreement at a Special Meeting of Stockholders ("Special Meeting") held on February 24, 2000. At the Special Meeting, the Board requested that the Fund's stockholders consider a substantially identical form of the then-existing PIMCO Agreement that would take effect upon consummation of a series of transactions contemplated by the Implementation and Merger Agreement (the "Transaction"), dated as of October 31, 1999 (the "Merger Agreement"), by and among PIMCO Advisors, its general partners, PIMCO Advisors Holdings L.P. ("PAH") and PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein. Pursuant to the Merger Agreement, Allianz of America acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the Transaction caused the automatic termination of the existing PIMCO Agreement. Therefore, in order to ensure continuity in the management of the Fund, stockholders of the Fund were asked to, and did, approve a substantially identical management agreement with PIMCO Advisors that took effect immediately upon termination of the existing PIMCO Agreement. Moreover, because PIMCO Advisors was a party to the investment advisory agreement with the Fund and OpCap, a subsidiary of PIMCO Advisors, stockholders of the Fund were also asked to, and did, approve a new investment advisory agreement with PIMCO Advisors and OpCap so that OpCap could continue to serve as investment adviser to the Fund.

Comparison of PIMCO Agreement and Clemente Agreement

The PIMCO Agreement and the Clemente Agreement are substantially identical with respect to the scope of the services provided to the Fund and the amount of compensation paid by the Fund for such services. These agreements differ only to the extent that the Clemente Agreement does not contemplate the delegation of advisory and research services to regional advisers or sub-advisors as did the PIMCO Agreement, all such responsibilities therein being vested solely in Clemente, and the commencement date and termination date. The following description of the Clemente Agreement is qualified in its entirety by reference to the form of the Clemente Agreement attached hereto as Appendix A.

Services to be Performed

Pursuant to the Clemente Agreement, Clemente conducts investment research and supervision for the Fund and is responsible for the purchase and sale of investment securities for the Fund's portfolio, subject to the supervision and direction of the Board of Directors. Clemente provides the Fund with investment advice, supervises the Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. Clemente also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, Clemente pays the salaries and fees of all officers of the Fund who are affiliated with Clemente.

PFPC, Inc., whose address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and is the former sub-administrator of the Fund, has assumed the role of administrator following the resignation of PIMCO Advisors as the Fund's administrator effective March 31, 2000.

Expenses and Advisory Fees

Like the PIMCO Agreement, the Clemente Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Clemente is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund.

The annual rate used to determine fees payable by the Fund pursuant to the Clemente Agreement is identical to the rate in the PIMCO Agreement. The Fund pays Clemente an annual fee of 1.00% of the Fund's average weekly net assets for the investment management and research services provided by Clemente. The Fund will pay Clemente this annual fee in monthly installments at a rate under the Clemente Agreement which is identical to the fee rate for the PIMCO Agreement. The approximate net assets of the Fund at December 31, 1999 were $78.7 million. The aggregate amount of investment management fees paid by the Fund to PIMCO for the Fund's year ended December 31, 1999 under the PIMCO Agreement was [$___________].

The Fund would have paid the same amount to Clemente under the terms of the Clemente Agreement had that agreement been in effect for the same period.

Limitation of Liability

Like the PIMCO Agreement, the Clemente Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), Clemente shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the Clemente Agreement provides that the Fund, under certain circumstances, will indemnify Clemente against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

The Clemente Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Clemente Agreement, and who are not "interested persons" of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The Clemente Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined under "Required Vote" below) or by Clemente.

Evaluation by the Board of Directors

The Fund's Board of Directors, including the Directors who are not interested persons of any party to the Clemente Agreement or its affiliates, has approved the Clemente Agreement for the Fund and recommends that stockholders of the Fund approve such agreement. The Board's deliberations and approval occurred at the Director's meeting held on March 21, 2000. The Clemente Agreement became effective on April 1, 2000 and will only remain in effect thereafter subject to stockholder approval within 180 days of such effective date. If the stockholders do not approve the Clemente Agreement at the Meeting (or at an adjournment thereof), the Board will either resubmit the Clemente Agreement to the stockholders for their consideration and approval or consider alternative sources from which to obtain investment management and research services for the Fund.

In approving the Clemente Agreement and determining to submit it to stockholders for their approval, the Board of Directors has sought to obtain high quality and specialized management and advisory services. The Board of Directors of the Fund believes that the Clemente Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the Clemente Agreement is in the best interests of the Fund and its stockholders.

In approving the Clemente Agreement, the Board of Directors of the Fund focused primarily on the nature, quality and scope of the operations and services to be provided by Clemente to the Fund and the fact that the PIMCO Agreement and the Clemente Agreement, including the terms relating to the services to be performed thereunder by Clemente, are substantially identical.

Based upon its review of the above factors, the Board of Directors of the Fund concluded that the Clemente Agreement is in the best interests of the Fund and its stockholders.

               THE DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS
             WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, CLEMENTE
              OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS
                 OF THE FUND VOTE "FOR" THE CLEMENTE AGREEMENT.

Required Vote

As provided by the 1940 Act, approval of the Clemente Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

                                   PROPOSAL 3

                 MODIFICATION OF THE FUND'S FUNDAMENTAL POLICIES
             TO BROADEN THE SCOPE OF THE FUND'S INVESTMENT STRATEGY

The Proposals

At its meeting held on March 21, 2000, the Board of Directors unanimously approved and authorized for submission to stockholders certain modifications to the Fund's investment strategies and fundamental investment policies that would have the effect of broadening the scope of the Fund's investment strategy to include not only Central and Eastern European Issuers but U.S. and other non-U.S. Issuers as well. Under the proposals, which are set forth in more detail below, the Fund's overall investment objective of long-term capital appreciation would not change. The Board recommends only that the Fund seek to achieve the Fund's stated investment objective without regard to geographic region in order to allow the investment adviser to exploit profitable investment opportunities in all capital markets worldwide, albeit with an emphasis on U.S. securities, rather than limiting the Fund to investing in solely in Central and, to a lesser extent, Eastern Europe.

Specifically, the Board proposes the following modifications:

Proposal 3(a):

Current: The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of Central European Issuers.

Proposed: The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing in securities of U.S. and non-U.S. issuers.

Proposal 3(b):

Current: It is the Fund's fundamental investment policy, under normal market conditions, to invest at least 65% of the Fund's total assets in securities of Central European Issuers.

Proposed: It is the Fund's fundamental investment policy, under normal market conditions, to invest at least 65% of the Fund's total assets in securities of U.S. issuers.

Basis for Recommendation of Proposals

The Board's recommendation to modify the Fund's fundamental investment strategies and policies is based on its findings that the proposed modifications would benefit the Fund's stockholders, by shifting the concentration of the Fund's investments from Central Europe, and, to a lesser extent, Eastern Europe, to the United States and providing a broader basket of potential investment opportunities from which Clemente may select portfolio securities. The proposals seek to accomplish this by permitting the Fund to exploit investment opportunities that are consistent with the Fund's investment criteria in the United States and other foreign capital markets rather than limiting the Fund's investments to Central and Eastern European Issuers. The Board has considered various factors in arriving at this conclusion including: the long-term prospects for capital appreciation in the securities of Central European issuers only, the prospects for capital appreciation in the securities of issuers in other financial markets such as the U.S. and

Asia, the performance record of Clemente as an investment adviser to other registered closed-end investment companies that invest in U.S. and other non-U.S. capital markets, and the risks to the Fund and its stockholders that could arise in connection with the transition from investment in solely Central and Eastern European Issuers to primarily U.S. issuers and other non-U.S. Issuers. The Board also considered the fact that, initially, the Fund was conceived as one specialized member of a family of funds, advised by PIMCO or its affiliate, whose primary objective was to provide an investment vehicle for specific diversification in Eastern Europe, at a time when there was much enthusiasm over emerging markets in that part of the world. Also, despite relatively poor performance in recent years, the Fund's dedication to retaining its concentration in Central and Eastern Europe was driven, in large part, by the specialized expertise in investing in Central and Eastern Europe that was provided by the Fund's former investment adviser.

Upon consideration of these issues, the Board concluded that the reasons for the Fund to remain concentrated in Central and Eastern Europe are no longer valid or practical. In view of the Fund's investment objective of capital appreciation, the Board reasoned that access to capital markets in the United States, Western Europe and Asia, will enable the investment adviser to structure a more diversified portfolio of investments with stronger prospects for capital appreciation in the most stable, mature and efficient capital markets. Also, a shift in the Fund's primary focus from Central Europe to the United States would result in a reduction of the Fund's exposure to investment risks associated with investment in foreign securities, including currency fluctuations and political and economic instability. Therefore, based on these considerations, the Board believes that such a change would be in the best interests of the Fund and its stockholders.

Analysis of Proposals

Proposal 3(a) would modify the investment strategy which requires the Fund to seek to achieve its objective through investing primarily in securities of "Central European Issuers". If modified, the investment strategy would permit the Fund to invest its assets without specifically restricting the geographical location of the issuer. Proposal 3(b) similarly would modify the Fund's current fundamental investment policy requiring the maintenance of at least 65% of the Fund's total assets in the securities of Central European Issuers. If modified, the Fund would be required, under normal market conditions, to invest at least 65% of its total assets in the securities of U.S. issuers. The Fund's operating policy of investing at least 65% of its total assets in equities, under normal market conditions is not proposed to be modified.

In connection with the proposed changes to the Fund's investment strategy, the Board of Directors has approved the modification of the operating policy which currently permits up to 35% of the Fund's total assets to be invested in Eastern European Issuers. Under the proposed changes to the Fund's investment strategy and policies, the Board has approved, subject to stockholder approval of this Proposal 3, the modification of the operating policy in order to permit the Fund to invest 35% of its assets in non-U.S. Issuers, which may include Central and Eastern European Issuers in addition to Asia and other capital markets. The Board believes that the Fund will be able to benefit by diversifying its non-U.S. investments among several countries as global market conditions and investment opportunities develop over the next few years. Operating policies may be modified by the Board without stockholder approval.

For purposes of clarification, please note that the Board does not propose changing or modifying any other fundamental investment strategy or policy of the Fund that requires stockholder approval. It will continue to (i) invest up to 35% of the Fund's total assets in debt securities, (ii) invest in investment funds which invest principally in securities in which the Fund is authorized to invest, and (iii) engage in a temporary defensive strategy when circumstances warrant pending investment in accordance with the Fund's investment objective and strategies.

In connection with the proposed changes, the investment adviser anticipates that a significant portion of the Fund's current portfolio securities will be sold and replaced with other securities in accordance with the new investment policies. As a result, the Fund may generate significant capital gains. As a regulated investment company, the Fund may elect to either distribute realized long-term gains or retain such gains. If such gains are distributed to the stockholders, stockholders would pay the taxes on such gains. If such gains are retained, taxes thereon would be paid by the Fund and appropriate credit and/or refunds would be allowed to the stockholders. In this regard, stockholders would receive a Form 2439 election permitting them to file for a credit on their federal income tax forms filed for the year 2000. The Board will meet with the Fund's independent auditors throughout the year to review the matter and provide for the appropriate treatment. Stockholders will be advised prior to the end of the year 2000 of the Board's decision with respect to the distribution or retention of these gains.

            THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS,
                UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE
                  FOR APPROVAL OF THE PROPOSED MODIFICATIONS TO
                      THE FUND'S INVESTMENT STRATEGIES AND
               FUNDAMENTAL POLICIES AS STATED IN PROPOSAL 3 ABOVE.

In the event that the proposed changes are not approved, the Board of Directors would consider the options available to the Fund in light of the Fund's investment policies and market conditions.

Required Vote

Approval of each modification of the investment policies of the Fund requires the affirmative vote of a "majority" of the Fund's outstanding voting securities. The term "majority" means the vote of the lesser of (i) 67% of the Fund's outstanding shares present at the Meeting if stockholders holding more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not for voting and will have the same effect as votes cast against the proposal.

Proposals 3 and 4 are part of a related plan to modify the Fund's investment strategy and fundamental polices each Proposal will be adopted only if the other Proposal is approved by the stockholders.

                                   PROPOSAL 4

                 APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES
               OF INCORPORATION TO CHANGE THE NAME OF THE FUND TO
                  "THE CORNERSTONE STRATEGIC RETURN FUND, INC."

At the Meeting, stockholders will be asked to approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to "The Cornerstone Strategic Return Fund, Inc." A form of the Articles of Amendment to the Articles of Incorporation of the Fund is attached to this Proxy Statement as Appendix B. In connection with its approval of the proposals to modify certain of the Fund's fundamental investment strategies and policies, the Board of Directors of the Fund unanimously approved the change of the Fund's name and directed that the name change be submitted to stockholders. The proposed name change would not change the Fund's fundamental investment objective of seeking long-term capital appreciation, which may only be changed by shareholder vote. The Board of Directors believes that the new name is consistent with that of a registered investment company whose investment objective is long-term capital appreciation achieved by strategically investing the Fund's assets in both U.S. and non-U.S. securities. The name change is also necessitated by guidelines established by the Securities and Exchange Commission regarding investment company names. Under the guidelines, the Fund may retain its current name only if the Fund has a policy of investing at least 65% of its assets in Central European Issuers. Accordingly, the Board of Directors believes that changing the name of the Fund to "The Cornerstone Strategic Return Fund, Inc." is necessary and appropriate and in the best interests of the Fund and its stockholders.

                  THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE
               STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO
             THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE NAME
          OF THE FUND TO "THE CORNERSTONE STRATEGIC RETURN FUND, INC."

Required Vote

The affirmative vote of at least a majority of the outstanding shares of the Fund is required to approve the change in the Fund's name to "The Cornerstone Strategic Return Fund, Inc". For purposes of this proposal, abstentions and broker non-votes will have the same effect as votes cast against the proposal.

The effectiveness of Proposal 4 is conditioned on stockholder approval of Proposal 3.

                                 PROPOSAL NO. 5

            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

By vote of the Board of Directors, including the vote of the non-interested Directors, the firm of PricewaterhouseCoopers LLP has been selected as the Fund's independent accountants for the year ending December 31, 2000. Such selection is being submitted to the stockholders for ratification. The employment of PricewaterhouseCoopers is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. PricewaterhouseCoopers has acted as the Fund's independent accountants from its inception through December 31, 1999.

The services to be provided by the Fund's independent accountants include examination of the Fund's annual financial statements and limited review of its unaudited quarterly statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and preparation of the Fund's annual federal and state income tax returns.

A representative of PricewaterhouseCoopers is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

           THE FUND'S BOARD OF DIRECTORS INCLUDING THE NON-INTERESTED
                  DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE
              "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
                      AS THE FUND'S INDEPENDENT ACCOUNTANTS

Required Vote

Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast for the foregoing purpose.

                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser

Clemente Capital, Inc., the Fund's investment adviser, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente is Chairman and Richard W. McWalters is Chief Executive Officer of the Adviser. Leopoldo M. Clemente, Jr., President of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente and Mr. McWalters, the Adviser's Directors are: Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Robert J. Christian, Chief Investment Officer, Wilmington Trust Company; and Irving L. Gartenberg, Esq., general counsel to the Adviser. Mrs. Clemente owns approximately 60% of the outstanding Common Stock of the Adviser. The address for Mr. and Mrs. Clemente and Mr. McWalters is 152 West 57th Street, New York, New York 10019. The address for Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904. The address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890, and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017. Wilmington Trust Company owns 24% of the outstanding Common Stock of the Adviser.


The Administrator

PFPC, Inc., whose address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and is the former sub-administrator of the Fund, has assumed the role of administrator following the resignation of PIMCO Advisors as the Fund's administrator effective March 31, 2000.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

The following table sets forth the beneficial ownership of shares of the Fund, at March 30, 2000, by each person known to the Fund to be deemed the beneficial owner of more than 5% of the outstanding shares of the Fund:


                                                Shares of Common Stock                 % of Fund's Outstanding
                                                  Beneficially Owned,                Shares Beneficially Owned,
                                                Directly or Indirectly,                Directly or Indirectly,
 Name and Address of Beneficial Owner            on March 30, 2000(1)                   on March 30, 2000(1)
-----------------------------------------      --------------------------            ----------------------------

Deep Discount Advisors, Inc.                            1,467,200                               25.3%
One West Pack Square
Suite 777
Asheville, NC  28801

Ron Olin Investment                                       845,000                               14.6%
     Management Company
One West Pack Square
Suite 777
Asheville, NC  28801
---------------------------------------



--------------------------------
(1) Based solely upon information presented in Schedule 13D, dated March 30, 2000, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these entities as of March 30, 2000 was 2,312,200 shares, representing 39.9% of the Fund.

         In addition, on May 5, 2000, Cede & Co., a nominee for participants in the Depository Trust Company, held of record ___________ shares of the Fund, equal to approximately ___% of the outstanding shares of the Fund.

                                 OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2001, must be received by the Fund (addressed to The Cornerstone Strategic Return Fund, assuming the passage of Proposals 3 and 4, at 152 West 57th Street, New York, New York) for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2001 annual meeting of stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund addressed to the Fund at 152 West 57th Street, New York, New York 10019 no earlier than 90 days and no later than 60 days before the date of the annual meeting of stockholders which will be scheduled to be held in April 2001 or the tenth day after public announcement is made.

                                              Central European Value Fund, Inc.


                                              William Clark
                                              Secretary

May __, 2000


               PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD

                               FORM OF PROXY CARD

                      THE CENTRAL EUROPEAN VALUE FUND, INC.

         The undersigned stockholder of The Central European Value Fund, Inc. (the "Fund") hereby constitutes and appoints Ralph W. Bradshaw, Gary A. Bentz and William Clark, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Tuesday, June 27, 2000 at 9:30 A.M., New York time, at the offices of Clemente Capital, Inc., 152 West 57th Street, 25th Floor, New York, New York 10019 or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:

         The undersigned hereby instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the election of two Class II Directors, (b) the approval of a new investment advisory agreement between Clemente Capital, Inc. and the Fund, (c) the approval of certain modifications to the Fund's investment policies, (d) the approval of an amendment to the Fund's charter to change the name of the Fund; and (e) the ratification of the selection by the Board of Directors of the Fund's independent auditors. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Meeting.

--------------------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF CENTRAL EUROPEAN VALUE FUND,
      INC.'S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO
                                   BE HELD ON

                                  June 27, 2000

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

Please mark your votes as in this example:


 -------
   X
 -------


1.       To elect two Class II Directors:                     FOR              WITHHELD

                                                              [ ]                 [ ]

         For, except vote withheld from the following Nominee(s):
______________________________

         Nominees:         William Clark and Andrew Strauss

                           IN THEIR DISCRETION FOR ANY PERSON IN THE EVENT AN
                           ABOVE-NAMED NOMINEE IS UNABLE TO SERVE AS A DIRECTOR.

2.       To approve of a new investment advisory agreement between Clemente Capital, Inc. and the Fund:

                                                     FOR              AGAINST           ABSTAIN

                                                     [ ]                [ ]                [ ]

3.       To approve certain modifications to the Fund's investment policies as more fully described in the Proxy
         Statement:

                                                     FOR              AGAINST            ABSTAIN

                                                     [ ]                [ ]                [ ]

4.       To approve an amendment to the Fund's charter to change the name of the Fund to the "The Cornerstone
         Strategic Return Fund, Inc.":

                                                     FOR              AGAINST            ABSTAIN

                                                     [ ]                [ ]                [ ]



5.       To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's
         independent accountants for the year ending December 31, 2000:

                                                     FOR              AGAINST            ABSTAIN

                                                     [ ]                [ ]                [ ]

6.      In their discretion to act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof:

                                                     FOR              AGAINST            ABSTAIN

                                                     [ ]                [ ]                [ ]

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no specification is made, this proxy will be voted in favor of each Proposal.

Your proxy is important to assure a quorum at the annual general meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the special general meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)____________________________ Date___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                   APPENDIX A

                         INVESTMENT MANAGEMENT AGREEMENT

         THIS INVESTMENT MANAGEMENT AGREEMENT dated and effective as of May 1, 2000 between THE CENTRAL EUROPEAN VALUE FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and CLEMENTE CAPITAL, INC., a New York corporation (herein referred to as the "Investment Manager").

         1. Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian;
(viii) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations; and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Directors.

         2. Expenses. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

                  Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; fees and expenses of any officers and interested directors of the Fund who are not affiliated with the Investment Manager, the Administrator or their respective affiliates; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

         3. Transactions with Affiliates. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

         4. Best Execution; Research Services. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio services, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by
Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

         5. Remuneration. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the fifth (5th) business day of each month for the previous month at an annual rate of 1.00% of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

         6. Representations and Warranties. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

         7. Services Not Deemed Exclusive. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to other and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

         8. Limit of Liability. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

         9. Duration and Termination. This Agreement shall remain in effect until April 30, 2002 provided, that the Fund's shareholders approve this Agreement within one hundred eighty (180) days of the date hereof, and then shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

                  Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon sixty (60) days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

         10. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         11. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below:



             If to the Fund:         THE CENTRAL EUROPEAN VALUE FUND, INC.
             --------------
                                     152 West 57th Street
                                     New York, NY 10019
                                     Attention:        Mr. William Clark,
                                                       Secretary
                                     Telephone No.:    (828) 255-4835
                                     Fax No.:          (828) 255-4834

             If to the Investment Manager:
             ----------------------------
                                     CLEMENTE CAPITAL, INC.
                                     152 West 57th Street
                                     New York, NY 10019
                                     Attention:        Mr. Leopoldo M. Clemente
                                     Telephone No.:    (212) 765-0700
                                     Fax No.:          (212) 765-1939
or to such other address as to which the recipient shall have informed the other party in writing.

                  Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

         12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                                          THE CENTRAL EUROPEAN VALUE FUND, INC.



                                          By:
                                             ---------------------------------
                                          Name:    William Clark
                                          Title:   Secretary

                                          CLEMENTE CAPITAL, INC.

                                          By:
                                             ---------------------------------
                                          Name:    Leopoldo M. Clemente, Jr.
                                          Title:   President

                                   APPENDIX B

                                     FORM OF

                              ARTICLES OF AMENDMENT

                                       of

                      THE CENTRAL EUROPEAN VALUE FUND, INC.

         THE CENTRAL EUROPEAN VALUE FUND, INC. (hereinafter referred to as the "Corporation"), a Maryland corporation, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Charter of the Corporation is hereby amended to provide as follows: Article II of the Charter is amended in its entirety to read as follows:

         The name of the corporation (which is hereinafter referred to as the "Corporation") is "The Cornerstone Strategic Return Fund, Inc."

         SECOND: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on this __ day of June, 2000.

                                          THE CENTRAL EUROPEAN VALUE FUND, INC.

                                          By:
                                               ---------------------------------
                                          Name:    Leopoldo M. Clemente, Jr.
                                          Title:   President


WITNESS:

----------------------------
Name:    William Clark
Title:   Secretary

The Central European Value Fund, Inc.
c/o Clemente Capital, Inc.
at 152 West 57th Street
New York, New York 10019